UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2026

Rapid7, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street,
Boston,	Massachusetts	02114
(Address of principal executive offices), including zip code
(617) 247-1717
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On August 10, 2026, Rapid7, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2026. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05	Costs Associated with Exit or Disposal Activities.
On August 7, 2026, the board of directors of the Company approved a restructuring plan that is designed to simplify the Company's operations, align resources and investments with its core platform, and create capacity to reinvest in capabilities and solutions that improve the customer experience and strengthen the Company's competitive position (collectively, the “2026 Restructuring Plan”). The 2026 Restructuring Plan includes a reduction of the Company’s workforce by approximately 12%.

The Company estimates that it will incur approximately $10-$11 million in charges in connection with the 2026 Restructuring Plan, consisting primarily of cash charges for employee transition, notice period and severance payments, employee benefits and related facilitation costs. The Company also expects to incur certain non-cash charges, including in connection with the accelerated vesting of share-based awards, which it does not expect to be significant. The Company expects that the majority of the restructuring charges will be incurred in the third and fourth quarters of 2026 and that the execution of the 2026 Restructuring Plan, including cash payments, will be substantially complete by the end of the fourth quarter of 2026.

Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process beyond the fourth quarter of 2026 in certain countries. The charges that we expect to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the 2026 Restructuring Plan, including the expected timing of its completion, the amount and timing of expected charges, the expected benefits of the 2026 Restructuring Plan, and our strategy, business plans and focus. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, the possibility that the 2026 Restructuring Plan may not achieve its intended benefits or may take longer than anticipated to complete or result in charges greater than currently estimated, our ability to successfully grow our sales of our cloud-based solutions, including through the shift to a consolidated platform sales approach, failure to meet our publicly announced guidance or other expectations about our business, our ability to grow our revenue, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customers’ subscriptions, competition in the markets in which we operate, market growth, our ability to innovate, our sales cycles, our ability to successfully develop, deploy and realize the expected benefits of our artificial intelligence and automation capabilities, including risks related to performance, reliability, security and customer adoption of such technologies, our ability to successfully integrate acquired companies, including Kenzo Security, and achieve the expected synergies and benefits of such acquisitions in a timely manner or at all, exposure to greater than anticipated tax liabilities, our ability to operate in compliance with applicable laws, fluctuations in foreign currency exchange rates and their impact on our results, risks related to the accuracy, efficacy and perceived reliability of our threat intelligence, detection and response capabilities, including the potential for undetected vulnerabilities, false positives or failures in our systems, as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q filed with the SEC on May 5, 2026, particularly in the section entitled “Item 1A. Risk Factors,” and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of August 10, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: August 10, 2026	By:	/s/ Rafeal E. Brown
Rafeal E. Brown
Chief Financial Officer